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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): June 7, 2004

                             CARRIZO OIL & GAS, INC.
             (Exact name of registrant as specified in its charter)


            TEXAS                    000-22915             76-0415919
(State or other jurisdiction         Commission         (I.R.S.  Employer
      of incorporation)             File Number)       Identification No.)


                              14701 ST. MARY'S LANE
                                    SUITE 800
                              HOUSTON, TEXAS 77079
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (281) 496-1352


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ITEM 5.  OTHER EVENTS.

         On June 7, 2004, an unaffiliated third-party purchaser (the "Purchaser"), purchased (the "Transaction") all of the outstanding 9% senior subordinated notes (the "Notes") of Carrizo Oil & Gas, Inc., a Texas corporation (the "Company"), from JPMorgan Partners (23A SBIC), LLC ("JPMP"), Mellon Ventures, L.P. ("Mellon"), Paul B. Loyd, Jr., Douglas A.P. Hamilton and Steven
A. Webster (the "Sellers"). The Notes were originally issued to the Sellers pursuant to a Securities Purchase Agreement (the "Purchase Agreement") dated December 15, 1999 among the Company and the Sellers.

         In connection with the Transaction, the Purchase Agreement and the terms of the Notes were amended pursuant to the First Amendment to the Securities Purchase Agreement (the "SPA Amendment") dated June 7, 2004 among the Company, the Sellers, excluding JPMP, and the Purchaser. Such amendment included without limitation: (1) an extension of the maturity date of the Notes by one year to December 15, 2008, (2) an extension, from December 15, 2004 to December 15, 2005, of the period for which the Company may elect to increase the principal amount of the Notes in lieu of payment of 60% of the interest which would otherwise be payable in cash, (3) an option allowing for an additional one-year extension, to December 15, 2006, of the deferred interest election provided that the rate of the deferred interest increases to 10% and the Company pays a fee equal to 0.5% of the principal balance then outstanding, (4) an increase and extension of the duration of the prepayment premium on the Notes,
(5) modification of a covenant in the Purchase Agreement regarding maximum quarterly leverage that the Company's total Debt will not exceed 3.5 times EBITDA (as such terms are defined in the Purchase Agreement) for the last 12 months at any time, and (6) modification of covenants regarding the Company's ability to incur indebtedness and liens so as to permit Project Finance Debt (as defined in the SPA Amendment). The Company has issued an Amended and Restated Note to the Purchaser, representing the terms of the Note pursuant to the Purchase Agreement as amended by the SPA Amendment, for $27,702,426.55, the aggregate principal of the Notes held by the Sellers as of June 7, 2004. As consideration for execution of the SPA Amendment by the Purchaser, the Company paid to the Purchaser a fee of $415,536.40.

         In connection with the execution of the SPA Amendment, the Company, CCBM, Inc. and Hibernia National Bank (the "Lender") executed the Consent (the "Consent") dated as of June 7, 2004 pursuant to which the Lender consented to the execution, delivery and performance of the SPA Amendment, including without limitation: (1) the election of the Company to defer interest payments on the Notes, (2) the extension of the maturity date of the Notes, (3) the formation of any Special Purpose Subsidiary (as defined in the SPA Amendment), and (4) the incurrence of Project Finance Debt (as defined in the SPA Amendment) and liens securing such Project Finance Debt, subject to certain limitations.

         Also on June 7, 2004, the Shareholders Agreement dated December 15, 1999 (the "1999 Shareholders Agreement") among the Company, JPMP, Mellon, Steven
A. Webster, S.P. Johnson IV and Frank A. Wojtek was amended by the Second Amendment to the Shareholders Agreement (the "Shareholders Agreement Amendment") dated as of June 7, 2004 among the Company, JPMP, S.P. Johnson, IV, Frank A. Wojtek and Steven A. Webster. Such amendment included (1) removal of Mellon, Mr. Johnson, Mr. Wojtek and Mr. Webster as parties to the 1999 Shareholders Agreement, (2) replacement of the provisions for JPMP to appoint two directors to the board of directors of the Company with an agreement that the Company's board of directors will nominate and solicit proxies on behalf of one or two, depending on the amount of Company securities held by JPMP, nominees designated by JPMP, (3) removal of certain provisions for JPMP to designate committee members and observers and for its designated directors to have a requisite vote on certain matters, (4) removal of provisions for tag-along rights, (5) removal of provisions for

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preemptive rights to subscribe for securities, and (6) removal of specified limitations on the transfer of Company securities.

         Also on June 7, 2004, the Shareholders Agreement (the "2002 Shareholders Agreement") dated February 20, 2002 among the Company, Mellon, S.P. Johnson IV, Frank A. Wojtek and Steven A. Webster was terminated pursuant to the Termination Agreement (the "Termination Agreement") dated June 7, 2004 among the Company, S.P. Johnson IV, Frank A. Wojtek and Steven A. Webster.

         As a result of previous amendments, Paul Loyd, Jr., Douglas A. P. Hamilton and DAPHAM Partnership, L.P. had been removed as parties from both the 1999 Shareholders Agreement and the 2002 Shareholders Agreement.

         The foregoing descriptions of the SPA Amendment, the Amended and Restated Note, the Consent, the Amendment to the Shareholders Agreement and the Termination Agreement are qualified by reference to the complete agreements which are attached hereto as exhibits and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1 First Amendment to Securities Purchase Agreement dated as of June 7, 2004 among Carrizo Oil & Gas, Inc., Steelhead Investments Ltd., Douglas A.P. Hamilton, Paul B. Loyd, Jr., Steven A. Webster and Mellon Ventures, L.P.

                  99.2 Form of Amended and Restated 9% Senior Subordinated Note due 2008.

                  99.3 Consent dated as of June 7, 2004 among Carrizo Oil & Gas, Inc., CCBM, Inc. and Hibernia National Bank.

                  99.4 Second Amendment to Shareholders Agreement dated as of June 7, 2004 among Carrizo Oil & Gas, Inc., J.P. Morgan Partners (23A
         SBIC), LLC, Mellon Ventures, L.P., S.P. Johnson IV, Frank A. Wojtek and Steven A. Webster.

                  99.5 Termination Agreement dated as of June 7, 2004 among Carrizo Oil & Gas, Inc., Mellon Ventures, L.P., S.P. Johnson IV, Frank
         A. Wojtek and Steven A. Webster.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CARRIZO OIL & GAS, INC.

                               By: /s/ Paul F. Boling
                                  ---------------------------------------------
                               Name:   Paul F. Boling
                               Title:  Chief Financial Officer, Vice President,
                                       Secretary and Treasurer

Date:  June 10, 2004

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                                  EXHIBIT INDEX


EXHIBIT
NUMBER     DESCRIPTION
-------    -----------

99.1 First Amendment to Securities Purchase Agreement dated as of June 7, 2004 among Carrizo Oil & Gas, Inc., Steelhead Investments Ltd., Douglas A.P. Hamilton, Paul B. Loyd, Jr., Steven A. Webster and Mellon Ventures, L.P.

99.2       Form of Amended and Restated 9% Senior Subordinated Note due 2008.

99.3 Consent dated as of June 7, 2004 among Carrizo Oil & Gas, Inc., CCBM, Inc. and Hibernia National Bank.

99.4 Second Amendment to Shareholders Agreement dated as of June 7, 2004 among Carrizo Oil & Gas, Inc., J.P. Morgan Partners (23A SBIC), LLC, Mellon Ventures, L.P., S.P. Johnson IV, Frank A. Wojtek and Steven A. Webster.

99.5 Termination Agreement dated as of June 7, 2004 among Carrizo Oil & Gas, Inc., Mellon Ventures, L.P., S.P. Johnson IV, Frank A. Wojtek and Steven A. Webster.